UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2019, A. John Knapp, Jr., a member of the Board of Directors (the “Board”) of VAALCO Energy Inc. (the “Company”) delivered a letter to the Company stating that he resigned from his position as a member of the Board and each of its committees, effective immediately. At the time of his resignation, Mr. Knapp was a member of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Committee of the Board and served as Chairman of the Audit Committee.

Mr. Knapp’s resignation was tendered solely pursuant to Section 1(c) of that certain Stockholder Agreement, dated as of December 22, 2015 , by and among the Company, Kornitzer Capital Management, Inc. (“KCM”) and John C. Kornitzer (“Mr. Kornitzer,” and together with KCM, the “Kornitzer Group”), pursuant to which Mr. Knapp, as designee of the Kornitzer Group, was required to resign as a member of the Board following such time that the Kornitzer Group, collectively with its affiliates, beneficially held less than five percent (5%) of the outstanding common stock of the Company. Based solely on a Schedule 13D/A filed by KCM on May 23, 2019, the Kornitzer Group beneficially held less than five percent (5%) of the Company’s outstanding common stock as of such date. Accordingly, the resignation of Mr. Knapp was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Following Mr. Knapp’s resignation, the Company will continue to have the required number of independent directors on its Board committees, as well as a majority of independent directors, each as required by New York Stock Exchange listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 3, 2019	By:	/s/ Elizabeth D. Prochnow
Elizabeth D. Prochnow Chief Financial Officer